Bank of South Carolina Corporation 10-K

Exhibit 3.0

APPENDIX I TO EXHIBIT A	STATE OF SOUTH CAROLINA SECRETARY OF STATE ARTICLES OF INCORPORATION

1.	The name of the proposed corporation is Bank of South Carolina Corporation.

2.	The initial registered office of the corporation is

256 Meeting Street
Street & Number

Charleston	Charleston	SC	29401
City	County	State	Zip Code

and the initial registered agent at such address is

Nathaniel I. Ball, III

3.	The corporation is authorized to issue shares of stock as follows: Complete a or b, whichever is applicable:

a.	[ xx]	If the corporation is authorized to issue a single class of shares, the total number of shares authorized is 3,000,000.

b.	[ ]	The corporation is authorized to issue more than one class of shares:

Class of Shares	Authorized No. of Each Class

The relative rights, preferences, and limitations of the shares of each class, and of each series within a class, are as follows:

4.	The existence of the corporation shall begin when these articles are filed with the Secretary of State unless a delayed date is indicated (See §33-l-230(b)): __________________

5.	The optional provisions which the corporation elects to include in the Articles of Incorporation are as follows (See §33-2-102 and the applicable comments thereto; and 35-2-105 and 35-2-221 of the 1976 South Carolina Code):

See attached sheet for additional provisions.

6.	The name and address and signature of each incorporator is as follows (only one is required):

Name	Address	Signature

Hugh C. Lane, Jr.	30 Church Street Charleston, SC 29401

Nathaniel I. Ball, III	2630 Bayonne Street Sullivans Island, SC 29482

William L. Hiott, Jr.	1831 Capri Drive Charleston, SC 29407

7.	I, John H. Warren, III, an attorney licensed to practice in the State of South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements Chapter 2, Title 33 of the 1976 South Carolina Code relating to the articles of incorporation.

DATED: February 13, 1995________

Signature

John H. Warren, III
Type or Print Name

Post Office Box 1254
Address

Charleston, SC 29402
City, State, Zip

FILING INSTRUCTIONS

1.	Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2.	If the space in this form is insufficient, please attach additional sheets containing a reference to the appropriate paragraph in this form.

3.	The fee to be paid at the time of filing this form is $135 which includes the following: $10.00 filing fee for the Articles of Incorporation; $100 for the filing tax; $25 for the minimum license fee. Attach one check in the amount of $135.00 made payable to the Office of the Secretary of State to the Articles when filed.

4.	THIS FORM MUST BE ACCOMPANIED BY THE FIRST REPORT OF CORPORATIONS (see §12-19-02).

RETURN FORMS TO:	OFFICE OF SECRETARY OF STATE
Corporation Division P.O. Box 11350 Columbia, S.C. 29211

FORM REVISED 8/94

ARTICLES OF INCORPORATION
OF
BANK OF SOUTH CAROLINA CORPORATION

Additional Provisions:

5.	(a)	Shareholders will not have pre-emptive rights.

	(b)	Pursuant to Section 33-2-105(a) the following shall be directors of the Corporation:

Nathaniel I. Ball, III
2630 Bayonne Street
Sullivans Island, SC 29482

Leon Banov, Jr., MD
89 Chadwick Drive
Charleston, SC 29407

James E. Brown, DDS
6908 Rivers Avenue

Charleston Heights, SC 29418

William T. Cooper
21 Jamestown Road
Charleston, SC 29407

C. Ronald Coward
1996 Ronlin Farm Road
Awendaw, SC 29429

Louis Y. Dawson, III
33 Church Street
Charleston, SC 29401

Leonard C. Fulghum
311 Middle Street
Mt. Pleasant, SC 29464

T. Dean Harton
4620 Lazy Creek Lane
Wadmalaw, SC 29487

John F. Hassell, Jr.

1536 Rifle Range Road
Mt. Pleasant, SC 29464

William L. Hiott, Jr.
1831 Capri Drive
Charleston, SC 29407

James H. Holcombe
16 Church Street
Charleston, SC 29401

Katherine M. Huger
72 Murray Boulevard
Charleston, SC 29401

John E. Huguley
22 Murray Boulevard
Charleston, SC 29401

Charles G. Lane
10 Gillon Street
Charleston, SC 29401

Hugh C. Lane, Jr.
30 Church Street
Charleston, SC 29401

Louise J. Maybank
8 Meeting Street
Charleston, SC 29401

Thomas W. Myers
90 Gaillard Lane
Summerville, SC 29483

Thomas C. Stevenson, III
173 Tradd Street
Charleston, SC 29401

John M. Tupper
113 Linwood Drive
Summerville, SC 29483